                              SUBLICENSE AGREEMENT

         This Sublicense Agreement (the "Agreement") is entered into as of March 27, 1998 (the "Effective Date"), by and between Training Resources International, Inc., a Nevada Corporation ("TRI"), and NetGateway, a Nevada corporation ("NetGateway")

         WHEREAS, TRI and Prosoft I-Net Solutions, Inc., a Nevada corporation ("Prosoft") have entered into the Courseware Reproduction License Agreement dated January 20, 1998, as amended pursuant to the Amendment No. 1 to Courseware Reproduction License Agreement dated as of January 12, 1998 (such agreement, together with this amendment and any other existing or future amendments, replacements, modifications or supplements thereof, being referred to herein as the "License"); and

         WHEREAS, TRI and NetGateway wish to enter into an agreement whereby TRI will sublicense its rights to NetGateway under the License to NetGateway.

         NOW, THEREFORE, in consideration of the terms and conditions set forth below and other sufficient consideration, the parties hereto agree as follows:

         1. TRI hereby grants and assigns to NetGateway a sublicense to all of its rights and interests under the License, including, without limitation, its rights thereunder with respect to the Courseware Titles (as defined in the License).

         2. The term of this Agreement shall be from the date hereof until the date that the License is terminated in accordance with its terms.

         3. As total consideration for the grant of the sublicense set forth herein, NetGateway shall pay to TRI, on or before the Payment Dates (as defined below), all amounts owing and payable to TRI to Prosoft on and after the Effective Date under the License. As used herein, a "Payment Date" shall mean 2 business days before any day that TRI is required to make a payment to Prosoft under the License.

         4. Prosoft, by signing the signature block set forth below, hereby approves the grant of the sublicense upon the terms set forth herein, provided that nothing in this Agreement shall relieve TRI of any of its obligations under the License. Prosoft and TRI agree to provide NetGateway with any written notification sent by either such party to the other party under the License to NetGateway's office located at 300 Oceangate, 5th Floor, Long Beach, CA 90802,
Attention: Donald M. Corliss, Jr. Prosoft, TRI and NetGateway further agree that NetGateway shall have the right to add its trade dress and/or branding to the Courseware (on either an exclusive basis or on a co-branded basis with Prosoft, in NetGateway's discretion), and NetGateway shall have the right to sell site-licenses to end-user customers with respect to the Courseware (in which such customer pays a flat-fee and is permitted to reproduce the Courseware in a manner that is not inconsistent with the terms of the License), provided that Prosoft shall have approved such trade dress or site-licensing (whether on an exclusive or co-branded basis), as the case may be, which approval shall not be unreasonably withheld.

         5. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the conflict of laws provisions thereof.

         6. This Agreement supersedes all prior agreements between the parties regarding the subject matter hereof and sets forth the entire agreement of the parties concerning such subject matter. The sublicense of TRI's rights under the License to NetGateway shall include any presently existing and any future rights (whether by amendment, modification or otherwise of the License) of TRI.


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         7. This Agreement may be executed in one or more counterparts, which together will constitute one agreement.

         8. TRI and NetGateway agree that all disputes and controversies arising out of, or in any manner relating to, this Agreement which the parties do not resolve in good faith within thirty (30) days after either of the parties notifies the other of its desire to arbitrate such dispute or controversy shall be settled by arbitration by the American Arbitration Association in accordance with its then prevailing Commercial Arbitration Rules. Such arbitration shall be conducted in Orange County, California. The award or decision made in such arbitration shall be binding upon the parties and judgment upon the award may be made in any court having jurisdiction. The prevailing party shall be entitled to recover from the other party all reasonable costs and expenses of arbitration.

         9. NetGateway shall have the right to approve in writing any future amendments, modifications, supplements or extensions of the License between Prosoft and TRI.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and acknowledged by duly authorized representatives as of the date set forth above.

                                       TRAINING RESOURCES INTERNATIONAL.,
                                       INC., a Nevada corporation

                                       By:  /s/  Michael Khaled
                                          --------------------------------
                                           Name:
                                           Title:

                                       NETGATEWAY,
                                       a Nevada corporation

                                       By:  /s/  Donald M. Corliss, Jr.
                                          --------------------------------
                                           Name:  Donald M. Corliss, Jr.
                                           Title:  President

AGREED TO AND ACKNOWLEDGED:

PROSOFT I-NET SOLUTIONS, INC.,
a Nevada corporation


By:   /s/  Jerrell M. Baird
   --------------------------------
    Name:  Jerrell M. Baird
    Title:  Chariman